MERRILL LYNCH IRA ANNUITYSM

Issued by

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT D

Supplement Dated May 22, 2019

to the

Prospectus dated May 1, 2014

Effective on or about May 28, 2019, based on changes to the underlying fund portfolio, the following changes apply:

OLD SUBACCOUNT NAME	NEW SUBACCOUNT NAME	OLD INVESTMENT ADVISOR	NEW INVESTMENT ADVISOR
Oppenheimer Global Fund	Invesco Oppenheimer Global Fund	Oppenheimer Funds, Inc.	Invesco Advisors, Inc.
Oppenheimer Main Street Fund®	Invesco Oppenheimer Main Street Fund®	Oppenheimer Funds, Inc.	Invesco Advisors, Inc.
Oppenheimer Fundamental Alternatives Fund	Invesco Oppenheimer Fundamental Alternatives Fund	Oppenheimer Funds, Inc.	Invesco Advisors, Inc.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Merrill Lynch IRA AnnuitySM dated May 1, 2014